Exhibit 24a1




                                POWER OF ATTORNEY

               The undersigned, acting in the capacity or capacities with respect to Merrimac Industries, Inc. stated with their respective names below, hereby constitute and appoint MASON N. CARTER and ROBERT V. CONDON, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 of the Merrimac Industries, Inc. Long-Term Incentive Plan, (b) Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 of the Merrimac Industries, Inc. Stock Option Plan for Non-Employee Directors, (c) Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 of the 1995 Stock Purchase Plan of Merrimac Industries, Inc., (d) Post-Effective Amendment No. 2 to the Registration Statement on Form S-8 of the 1993 Incentive Stock Option Plan and (e) any and all amendments and supplements thereto:

      Signature                         Title                        Date

  /s/ Mason N. Carter
---------------------------
      Mason N. Carter            Chairman of the Board,        February 20, 2001
                              President and Chief Executive
                               Officer (principal executive
                                 officer) and Director


  /s/ Robert V. Condon         Vice President, Finance and     February 20, 2001
---------------------------      Chief Financial Officer
      Robert V. Condon          (principal financial and
                                   accounting officer


  /s/ Albert H. Cohen                 Director                 February 21, 2001
---------------------------
      Albert H. Cohen


  /s/ Edward H. Cohen                 Director                 February 15, 2001
---------------------------
      Edward H. Cohen


  /s/ Joseph B. Fuller                Director                 February 15, 2001
---------------------------
      Joseph B. Fuller

      Signature                         Title                        Date

  /s/ Joel H. Goldberg                Director                 February 15, 2001
---------------------------
      Joel H. Goldberg


  /s/ Arthur A. Oliner                Director                 February 15, 2001
---------------------------
      Arthur A. Oliner





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